                                 EXHIBIT 10.6


                            401 NORTH BROAD STREET
                          PHILADELPHIA, PENNSYLVANIA

                              AMENDMENT TO LEASE


     This AMENDMENT TO LEASE is made as of the 29th day of June, 2000, by and between CALLOWHILL MANAGEMENT, INC., a Pennsylvania corporation, successor in interest to BROAD AND NOBLE ASSOCIATES, INC., a Pennsylvania corporation, as managing agent for 440 East 62nd Street Company, a Pennsylvania limited partnership, having its principal office at 401 North Broad Street, Philadelphia, Pennsylvania 19108 (collectively, "Landlord") and SUNGARD RECOVERY SERVICES INC., successor in interest to SUNGARD SERVICES COMPANY, having its principal office at 1285 Drummers Lane, Wayne, Pennsylvania 19087 ("Tenant").


                                  WITNESSETH

     A. WHEREAS, Landlord and Tenant have entered into that certain Agreement of Lease dated September 1, 1986 (the "Mezzanine Floor Lease") for, inter alia, certain space on the Mezzanine floor (the "Mezzanine Floor Space") of that certain building located at and known as 401 North Broad Street, Philadelphia, Pennsylvania (the "Building"); and

     B. WHEREAS, Landlord and Tenant have entered into that certain Agreement of Lease dated April 12, 1984 (the "Sixth Floor Lease") for, inter alia, certain space on the sixth (6th) floor (the "Sixth Floor Space") of the Building; and

     C. WHEREAS, Landlord and Tenant have entered into that certain Amendment to Lease dated October 1989 (the "Seventh Floor Lease") for, inter alia, certain space on the seventh (7th) floor (the "Initial Seventh Floor Space") of the Building; and

     D. WHEREAS, Landlord and Tenant have entered into that certain Amendment to Lease dated September 30, 1991 (the "Seventh Floor First Expansion Space Lease") for, inter alia, certain other space on the seventh floor (7th) floor ("Seventh Floor First Expansion Space") of the Building; and

     E. WHEREAS, Landlord and Tenant have entered into that certain Amendment to Lease dated November 19, 1992 (the "Seventh Floor Second Expansion Space, Seventh Floor Third Expansion Space and All Remaining Seventh Floor Space Lease") for, inter alia, certain other space on the seventh (7th) floor (individually, hereinafter called the "Seventh Floor Second Expansion Space" "Seventh Floor Third Expansion Space" and the "All Remaining Seventh Floor Space" and collectively, the Initial Seventh Floor Space, the Seventh Floor First Expansion Space, the Seventh Floor Second Expansion Space, the Seventh Floor Third Expansion Space and the All Remaining Seventh Floor Space are hereinafter called the "Seventh Floor Space") of the Building; and

     F. WHEREAS, Landlord and Tenant have entered into that certain Amendment to Lease dated November 22, 1996 (the "Suite 816 Lease") for, inter alia, certain space on the eighth (8th) floor (the "Initial Eighth Floor Space") of the Building; and

     G. WHEREAS, Landlord and Tenant have entered into that certain Amendment to Lease dated December 23, 1996 (the "Eighth Floor First Expansion Space and the Eighth Floor Second Expansion Space Lease") for, inter alia, certain other space on the eighth (8th) floor (individually, hereinafter called the "Eighth Floor First Expansion Space" and the "Eighth Floor Second Expansion Space" and collectively, the Initial Eighth Floor Space, the Eighth Floor First Expansion Space and the Eighth Floor Second Expansion Space are hereinafter called the "Eighth Floor Space"), of the Building; and

     H. WHEREAS, Landlord and Tenant have entered into that certain Amendment to Lease dated as of March 1997 (the "Tenth Floor First Expansion Space and the Tenth Floor Second Expansion Space Lease") for, inter alia, certain space on the tenth (10th) floor (the "Tenth Floor First Expansion Space" and the "Tenth Floor Second Expansion Space") of the Building; and

     I. WHEREAS, Landlord and Tenant have entered into that certain Amendment to Leases dated as of June 9, 1999 (the "Tenth Floor Third Expansion Space and the Mezzanine Expansion Space Lease") for, inter alia, certain space on the tenth (10th) floor and the mezzanine floor of the Building, the exclusive use of the transformer located on the tenth (10th) floor of the Building and the removal by Landlord of asbestos and lead (individually, hereinafter called the "Tenth Floor Third Expansion Space" and the "Mezzanine Expansion Space" and collectively, the Tenth Floor First Expansion Space, the Tenth Floor Second Expansion Space, the Tenth Floor Third Expansion Space and the Mezzanine Expansion Space are called the "Tenth Floor Space"); and

     J. WHEREAS, Landlord and Tenant further desire to amend the Lease to provide, inter alia, certain space for Tenant on the eleventh (11th) floor and the ninth (9th) floor of the Building, certain rights to use certain areas of the fifth (5th) floor roof and the eleventh (11th) floor roof (collectively, the "Eleventh Floor Space and the Ninth Floor Space"), certain renewal options and certain repair, removal and maintenance obligations on the part of Landlord, all as more fully set forth in this Amendment to Lease (the "Eleventh Floor and Ninth Floor Lease").

The Mezzanine Lease, the Sixth Floor Lease, the Seventh Floor Lease, the Seventh Floor First Expansion Space Lease and the Seventh Floor Second Expansion Space Lease, the Seventh Floor Third Expansion Space and All Remaining Seventh Floor Space Lease, the Suite 816 Lease, the Eighth Floor First Expansion Space and the Eighth Floor Second Expansion Space Lease, the Tenth Floor First Expansion Space and the Tenth Floor Second Expansion Space Lease, this Eleventh and Ninth Floor Lease and the terms and conditions of this Amendment to Lease, together with all exhibits, riders, letter agreements, amendments and modifications thereto are hereinafter collectively called the "Leases".

The Mezzanine Floor Space, the Sixth Floor Space, the Seventh Floor Space, the Eighth Floor Space, the Tenth Floor Space, the Eleventh Floor Space and the Ninth Floor other areas used or occupied by Tenant pursuant to and under the Lease are hereinafter collectively called the "Premises".

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.   Expansion Space.
     ---------------

     A. Landlord hereby leases to Tenant, and Tenant hereby hires from Landlord the entire eleventh floor of the Building consisting of approximately 96,212 square feet of space located on the eleventh (11th) floor of the Building (the "Eleventh Floor Space") as such space is more specifically shown by the crosshatched markings on the eleventh (11th) floor plan which plan is attached hereto and made a part hereof as Exhibit "A", for a term commencing as of the date hereof and terminating at 11:59 o'clock eastern standard time on June 30, 2010 unless such term is sooner terminated or is extended as provided in the Leases or by agreement of the parties hereto, their successors or assigns, all on the same terms and conditions as are contained in the Leases except as may be specifically modified by and as specifically set forth in this Amendment to Lease (the "Eleventh Floor Term"). As of the date hereof, Tenant will have the right to immediate occupancy, use and access to the Eleventh Floor Space and the right to condition, improve, alter, modify, fixture, decorate and to do all things necessary or desirable as Tenant may determine to the Eleventh Floor Initial Space all in accordance with the terms and conditions of the Leases and to the extent Landlord's approval is required for same, such approval shall not be unreasonably withheld, conditioned or delayed and may not be withheld for any reason for any condition, improvement, alteration, modification, fixturing or decorating which Tenant has done or constructed or caused to be done or constructed at any time elsewhere in the Building or the Premises under the Leases.

     B. Landlord hereby leases to Tenant, and Tenant hereby hires from Landlord 41,475 square feet of space located on the ninth (9th) floor of the Building (the "Ninth Floor Space") as such space is more specifically shown by the crosshatched markings on the ninth (9th) floor plan, which plan is attached hereto and made a pan hereof as Exhibit "B", for a term commencing January 1,2001 and terminating at 11:59 o'clock eastern standard time on June 30, 2010 unless such term is sooner terminated or is extended as provided in the Leases or by agreement of the parties hereto, their successors or assigns, all on the same terms and conditions as are contained in the Leases except as may be specifically modified by and as specifically set forth in this Amendment to Lease (the "Ninth Floor Term"). Tenant will have access to and the right to condition, improve, alter, modify, fixture, decorate and to do all things necessary or desirable as Tenant may determine to the Ninth Floor Space all in accordance with the terms and conditions of the Leases and, to the extent that Landlord's approval is required for same, such approval shall not be unreasonably withheld, conditioned or delayed and may not be withheld for any reason for any condition, improvement, alteration, modification, fixturing or decorating which Tenant has done, constructed or caused to be done or constructed at any time elsewhere in the Building or the Premises under the Leases.

     2.   Extension of Term. Notwithstanding anything contained to the contrary
          -----------------
in the Leases, the term of the Leases for all Premises leased by Landlord to Tenant pursuant to the Leases shall be renewed and extended for an additional six (6) year term (the "Extended Term") until 11:59 p.m. eastern standard time on June 30, 2010 (the "Extended Lease Termination Date") unless such term is sooner terminated or is extended as provided in the Leases or by agreement of the parties hereto, their successors or assigns, all on the same terms and conditions as are contained in the Lease, including, without limitation, all renewal options and rights of first refusal now or hereafter set forth in the Leases except as may be specifically modified by and as specifically set forth in this Amendment to Lease. The Eleventh Floor Team, the Ninth Floor Term and the Extended Term are hereinafter sometimes collectively called the "Term".

3.   Basic Rent.
     ----------

     A. Notwithstanding anything contained to the contrary in the Leases, commencing July 1, 2000 (the "Extended Term Rent Commencement Date") Tenant shall pay to Landlord, as basic rent payable during the Extended Term under the Leases for all Premises leased pursuant to the Leases, (other than the Ninth Floor Space and the Eleventh Floor Space for which the basic rent commencement date shall be as set forth below in this Paragraph 3) the sum of Twelve Dollars ($12.00) per square foot of space leased pursuant to the Leases which space, exclusive of the Ninth Floor Space and the Eleventh Floor Space, consists of approximately 368,610 square feet. Tenant shall pay to Landlord, as and for annual basic rent, an amount equal to the sum of Four Million Four Hundred Twenty Three Thousand Three Hundred ($4,423,320.00) dollars, payable in equal monthly installments, in advance, of Three Hundred Sixty Eight Thousand Six Hundred Ten ($368,610.00) dollars per month.

     B. Commencing July 1, 2000, Tenant shall pay to Landlord, as basic rent payable during the Eleventh Floor Term the sum of Twelve Dollars ($12.00) per square foot for one-half (1/2) of the Eleventh Floor Space leased during the Eleventh Floor Term, consisting of approximately 50,000 square feet. Tenant shall pay to Landlord, as and for annual basic rent, an amount equal to the sum of Six Hundred Thousand ($600,000.00) dollars, payable in equal monthly installments, in advance, of Fifty Thousand ($50,000.00) dollars per month.

     C. Commencing January 1, 2001, Tenant shall pay to Landlord, as basic rent payable during the Ninth Floor Term the sum of Twelve Dollars ($12.00) per square foot for the Ninth Floor Space leased during the Ninth Floor Term which space consists of approximately 41,475 square feet. Tenant shall pay to Landlord, as and for annual basic rent, an amount equal to the sum of Four Hundred Ninety Seven Thousand Seven Hundred ($497,700.00) dollars, payable in equal monthly installments, in advance, of Forty One Thousand Four Hundred Seventy Five ($41,475.00) dollars per month.

     D. Commencing January 1, 2002, Tenant shall pay to Landlord, as basic rent payable for the balance of the Eleventh Floor Space during the Eleventh Floor Term the sum of Twelve Dollars ($12.00) per square foot which space consists of approximately 46,212 square feet. Tenant shall pay to Landlord, as and for annual basic rent, an amount equal to the sum of Five Hundred Fifty Four Thousand Five Hundred Forty Four ($554,544.00) dollars, payable in equal monthly installments, in advance, of Forty Six Thousand Two Hundred Twelve ($46,2l2.00) dollars per month. It is the intention of Landlord and Tenant that no basic rent, additional rent or other charges shall accrue or be payable by Tenant with respect to the balance of the Eleventh Floor Space consisting of approximately 46,212 square feet Space until January 1, 2002, as more specifically set forth in this Paragraph 3. D.

4.   Operating Expenses.
     ------------------

     A. With respect to the Eleventh Floor Initial Space only, Paragraphs 3(b) and 3(c) of the Lease is hereby amended to provide that the Real Estate Taxes and Base Operating Charges for the Eleventh Floor Initial Space shall be based on the calendar year 2000. The percentage of increase in the Real Estate Taxes and the percentage of increase in the Operating Costs over the base year allocable to the Eleventh Floor Initial Space will be 3.87%. The method of computation of the increases of the Real Estate Taxes and the Operating Costs shall be the same as stated in Paragraphs 3(b) and 3(c) of the Lease.

     B. With respect to the Ninth Floor Space only, Paragraphs 3(b) arid 3(c) of the Lease is hereby amended to provide that the Real Estate Taxes and Base Operating Charges for the Ninth Floor Space shall be based on the calendar year 2001. The percentage of increase in the Real Estate Taxes and the percentage of increase in the Operating Costs over the base year allocable to the Ninth Floor Space will be 3.21%. The method of computation of the increases of the Real Estate Taxes and the Operating Costs shall be the same as stated in Paragraphs 3(b) and 3(c) of the Lease.

     C. With respect to the Eleventh Floor Expansion Space only, Paragraphs 3(b) and 3(c) of the Lease is hereby amended to provide that the Real Estate Taxes and Base Operating Charges for the Eleventh Floor Expansion Space shall be based on the calendar year 2002. The percentage of increase in the Real Estate Taxes and the percentage of increase in the Operating Costs over the base year allocable to the Eleventh Floor Expansion Space will be 3.57%. The method of computation of the increases of the Real Estate Taxes and the Operating Costs shall be the same as stated in Paragraphs 3(b) and 3(c) of the Lease.

5.   Roof Areas. Tenant shall have the sole and exclusive right and privilege to
     ----------
use and occupy in common with Landlord such portions of the fifth (5th) floor roof area and the eleventh (11th) floor roof area as Tenant may deem reasonably necessary or desirable at no additional cost to Tenant where Tenant maintains and operates any and all of its machinery, equipment, electrical, HVAC plumbing, generator systems and the like. Landlord and Tenant are hereby granted access to the eleventh (11th) floor roof area through the eleventh (11th) floor corridor and stairwell as set forth on Exhibit "A" attached hereto and made a part hereof provided such access shall be conducted in such a manner as to cause no interference with Tenant or the conduct of Tenant's business.

6.   Repairs, Improvements and Maintenance.
     -------------------------------------

     A. Landlord, at Landlord's sole cost and expense, shall be responsible for and shall perform the following repairs, replacements, construction, work and maintenance in the Building and the Premises all in accordance with the following terms and conditions (collectively, "Repairs and Improvements").

     B. Within 90 days of the date of this Amendment to Lease, Landlord at Landlord's sole cost and expense, shall prepare or cause to be prepared and submitted to Tenant for Tenant's approval, by a reputable, qualified contractor, approved in writing as to scope of work and contractor, for the removal of all asbestos, lead and lead paint and PCB ballast in (i) the entire Building in accordance with all applicable federal, state and local statutes, laws, ordinances, codes, rules, regulations, insurance requirements and time tables; and (ii) the Eleventh Floor

Space and the Ninth Floor Space to be completed prior to the date Landlord is required to turn over such space to Tenant under the terms and conditions of this Amendment to Lease. Within 15 days of the date such plan for asbestos, lead and lead paint and PCB ballast removal is delivered to and approved by Tenant, Landlord shall let such work for bid by contractors approved by Tenant and/or Tenant's consulting engineer. Tenant shall have final approval of all final plans, specifications and materials, and with respect to the lead and lead paint removal from the Eleventh Floor Space and the Ninth Floor Space, the cost to remove same, for such asbestos, lead and lead paint and PCB ballast removal and such removal shall be completed by Landlord, at Landlord's sole cost and expense, except with respect to the removal of the lead and lead paint which shall be paid for by Tenant, upon completion of such removal and approval as to the cost of same, as soon as practicable and in accordance with all applicable federal, state and local statutes, laws, ordinances, codes, rules, regulations and insurance requirements but in no event later than the date on which Landlord is required to turn over to Tenant space under the Lease, it being understood that time is of the essence. The asbestos, lead and lead paint PCB ballast removal referred to herein is hereinafter referred to as the "Asbestos, Lead and PCB Ballast Removal Work."

C. Within 90 days of the date of the Amendment to Lease, Landlord, at Landlord's sole cost and expense, shall prepare or cause to be prepared and submitted to Tenant for Tenants approval, by reputable, qualified contractors, comprehensive plans and time tables for (i) the installation and maintenance of a fully automatic fire pump to replace the existing manual fire pump; (ii) the installation and maintenance of a Building security system which monitors ingress, egress and access to and from the Building on a twenty-four (24) hour, seven (7) day a week basis, which system shall include continuous video camera monitoring and storage of video tapes in a safe, secure area for not less than sixty (60) days; (iii) the repair and maintenance of the facade of the entire Building, which shall be evidenced by a certification to Tenant by Landlord's contractor that all repair and maintenance issues have been addressed and corrected; and (iv) the replacement and/or modernization of elevators numbered 1 and 2 in the Building in accordance with the plans previously prepared by Fairway Elevator Company, Inc. All Repairs and Improvements shall be performed in a good and workmanlike manner, in accordance with all applicable federal, state and local law, statutes, ordinances, codes, rules, regulations and insurance requirements. All contracts for the Repairs and Improvements shall be approved in writing by Tenant and Tenants agents and consultants shall have the right to inspect all work as it progresses and to approve and/or disapprove same.

7. Options to Renew. Tenant, upon not less than 180 days prior written notice in
   ----------------
each instance, shall have the option to renew the Leases for three (3) additional terms (individually called the "First Option Term", the "Second Option Term" and the "Third Option Term" and collectively called the "Option Terms") of five years each. The terms and conditions of each Option Term shall remain unchanged except that during the Option Terms Tenant shall pay annual basic rent for the Premises as follows:

     A. During the First Option Term, commencing July 1, 2010 and annually thereafter until June 30, 2015, annual basic rent shall be equal to the sum of Eighteen Dollars ($18.00) per square foot of Premises leased to Tenant by Landlord pursuant to the Leases, as such square footage may be changed, amended, modified, increased or decreased from time to time, and shall be payable, in advance, in equal, consecutive, monthly installments.

     B. Within 180 days prior to the commencement of the Second Option Term and the Third Option Term, respectively, Landlord and Tenant shall agree on a new annual basic rent for the Premises, which annual basic rent, if agreement is reached, shall be the new annual basic rent for the entire term of the next succeeding Option Term; provided, however, in no event shall (1) the per square foot amount of annual basic rent during the Second Option Term exceed one hundred twenty (120%) percent of the per square foot amount of annual basic rent payable during the First Option Term; and (2) the per square foot amount of annual basic rent during the Third Option Term exceed one hundred twenty (120%) percent of the per square foot amount of annual basic rent payable during the Second Option Term.

8. This Amendment to Lease, to the extent applicable, supercedes each and every provision of the Leases which are inconsistent herewith and except as herein expressly modified herein, all of the terms, covenants, and conditions of the Lease are hereby ratified and shall remain in full force and affect.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment to Lease as of the day and year first above written.


                             LANDLORD: CALLOWHILL MANAGEMENT INC. successor in interest to BROAD AND NOBLE ASSOCIATES, INC., a Pennsylvania corporation by:  /s/ Allan Stillman
                                    ----------------------------
                             title: President
                                    ---------------------------

                             attest:
                                    ---------------------------
                             title:
                                    ---------------------------
                                          (corporate seal)


                             TENANT: SUNGARD RECOVERY SERVICES INC., successor in interest to SUNGARD SERVICES COMPANY,

                             a Pennsylvania corporation

                               by:  /s/ James C. Simmons
                                    -----------------------------
                             title: President
                                    ----------------------------

                            attest: /s/ Paul D. Loveland, Jr.
                                    ---------------------------
                             title: Assistant Controller
                                    ---------------------------
                                         (corporate seal)

                            401 NORTH BROAD STREET
                          PHILADELPHIA, PENNSYLVANIA

                                  CONSENT TO
                              AMENDMENT TO LEASE

     The following parties hereby acknowledge, consent and agree to all of the terms and conditions contained in that certain Amendment to Lease for 401 North Broad Street, Philadelphia, PA, dated as of __________________, 2000 between Callowhill Management, Inc., successor in interest to Broad end Noble Associates, Inc., as Landlord, and SunGard Recovery Services, Inc., successor in interest to SunGard Services Company, as Tenant, to which this Consent is attached, for all purposes contained in the Leases, as that term is defined in the attached Amendment to Lease, and for all purposes contained in each and every Subordination, Non-Disturbance and Attornment Agreement, and all exhibits, riders and amendments thereto, executed by any of the undersigned in favor of Tenant.

OWNER AND MASTER LESSOR:
-----------------------

Gerald S Kaufman, Nominee for
Nathan P. Jacobs, Samuel A.
Seaver, Philip Kessler and
Arthur S. Mandelbaum


-------------------------------
Gerald S. Kaufman, Nominee

FIRST MORTGAGEE:
---------------

Orix Real Estate Capital Markets

By:                                         Attest:
   ----------------------------                    ------------------------
         Title:                                             Title:

MASTER LESSEE:
-------------

440 East 62nd Street Co., a
New York limited partnership,
by its sole general partner,
Allan Stillman


-------------------------------
Allan Stillman, General Partner

LEASEHOLD MORTGAGEE:
-------------------

Wells Fargo Bank

By:                                         Attest:
   ----------------------------                    ------------------------
         Title:                                          Title: